UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: October 21, 2003

DOCUMENTUM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-27358 (Commission File Number)	95-4261421 (IRS Employer Identification No.)

6801 Koll Center Parkway, Pleasanton, California (Address of principal executive offices)	94566-7047 (Zip Code)

Registrant’s telephone number, including area code (925) 600-6800

N/A

(Former name or former address, if changed since last report.)

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) EXHIBITS.

99.1	Press release announcing financial results for the quarter ended September 30, 2003.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         This current report on Form 8-K, including all exhibits hereto, is being furnished to report information pursuant to Item 12 – Results of Operations and Financial Condition. The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

         On October 21, 2003, Documentum, Inc. (“Documentum”) issued a press release and held a conference call regarding its financial results for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

         The non-GAAP financial measures used in the press release exclude the impact of charges related to amortization of deferred stock-based compensation and purchased intangibles. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company’s management refers to these non-GAAP financial measures, such as non-GAAP net income and diluted earnings per share, in making operating decisions because they provide meaningful supplemental information regarding the Company’s operational performance.

         In addition, these non-GAAP financial measures facilitate management’s internal comparisons to the Company’s historical operating results and comparisons to competitors’ operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency to the supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in these exhibits to their most directly comparable GAAP financial measure as provided with the financial statements attached to these exhibits.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENTUM, INC
/s/ Sayed M. Darwish

Sayed M. Darwish Vice President, General Counsel and Secretary

Date: October 21, 2003

DOCUMENTUM, INC.

Current Report on Form 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release announcing financial results for the quarter ended September 30, 2003.